UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                  FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):  December 5, 2005



                           GALLERY OF HISTORY, INC.
          (Exact name of registrant as specified in its charter)



         NEVADA                       0-13757                  88-0176525
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
    of incorporation)                                      Identification No.)


    Promenade Suite, 3601 West Sahara Avenue, Las Vegas, Nevada      89102-5822
            (Address of principal executive offices)             (Zip Code)


                                 (702) 364-1000
             (Registrant's telephone number, including area code)



                                      N/A
        (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





ITEM 5.02: DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS.

(b) On December 7, 2005, Gallery of History, Inc. (the "Company") received and accepted the resignation of Pamela Axelrod from her position as an executive vice president and director of the Company.










                                   SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                            GALLERY OF HISTORY, INC.

Date:  December 8, 2005                     By:     /s/ Rod Lynam
                                                    -------------
                                            Name:   Rod Lynam
                                            Title:  Treasurer